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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

         This Security Agreement is entered into as of December 29, 2000, by and among MCSi-CALIFORNIA, INC. (formerly known as "West Lake Acquisition Corporation"), a Maryland corporation ("MCI"), DIGITAL NETWORKS CORPORATION (formerly known as "Agoura Hills Corporation"), a Maryland corporation ("DNC") and MCSi-TEXAS, INC. (formerly known as "MCSi-IG-PV, Inc."), a Texas corporation ("MTI") (each a "Guarantor" and collectively, "Guarantors"), with an address for notices at c/o MCSi, Inc., 4750 Hempstead Station Drive, Dayton, Ohio 45429, and ZENGINE, INC. ("Secured Party"), located at 6100 Stewart Avenue, Fremont, California 95438.

         1. GRANT OF SECURITY INTEREST. MCI, DNC and MTI (the "Borrower") have borrowed $8,500,000.00 from Secured Party in order to facilitate the purchase by them of certain assets of the Intellisys Group, Inc. In order to secure such loan, each Guarantor hereby grants to Secured Party a continuing lien on and security interest in the property described or referred to in Paragraph 2 below (collectively, the "Collateral") to secure prompt payment and full performance of the liabilities described in Paragraph 3 below (collectively, the "Liabilities").

         2. COLLATERAL. The Collateral consists of all of Guarantors' now owned and hereafter acquired accounts, inventory, equipment, fixtures, contract rights, general intangibles, chattel paper, instruments, documents, and other personal property; including without limitation, the property described below and the proceeds and products thereof:

         (a) all goods of Guarantors, including without limitation, machinery, equipment, furniture, furnishings, fixtures, tools, parts, supplies and motor vehicles of every kind and description and all improvements thereto which the Guarantors now own or in which Guarantors may have or may hereafter acquire any interest, together with all customer lists and records of Guarantors' business;

         (b) all inventory of Guarantors, including, but not limited to, all merchandise, raw materials, parts, supplies, work in process, and finished products intended for sale, of every kind and description now or at any time hereafter owned by and in the custody or possession actual or constructive, of Guarantors, including such inventory as is temporarily out of Guarantors' custody or possession and including insurance proceeds, resulting from the sale and disposition of any of the foregoing, including, among other things, but not limited to, raw materials and merchandise, materials, parts, supplies, work in process, inventories and finished products intended for sale by Guarantors including inventory temporarily removed from said premises and items in transit;

         (c) all contract rights and general intangibles of Guarantors, including without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications, copyrights, bank deposits, deposit accounts, income tax refunds and property in the possession, deposited with or under the control of Secured Party or any of its affiliates;


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Security Agreement
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         (d) all present and future accounts, accounts receivable and other receivables and all books and records relating thereto;

         (e) all documents, instruments, deposit accounts, investment property and chattel paper; and

         (f) all the products and proceeds of the foregoing, and any replacements, additions, accessions, or substitutions thereof, all after acquired property, all accounts or proceeds arising from the sale or disposition of any inventory of Guarantors including any returns thereof and including, where applicable, the proceeds of insurance covering said Collateral or tort claims in connection with the Collateral;

whether such Collateral shall be presently in existence or whether it shall be acquired or created by Guarantors at any time hereafter, wherever located, to remain in force so long as Guarantors are obligated to Secured Party under the Loan Agreement and/or the Secured Continuing Corporate Guaranties (defined below).

         3. LIABILITIES. The liabilities ("Liabilities") secured under this Security Agreement are all obligations of the Borrower and the Guarantors to Secured Party pursuant to that certain Loan Agreement of even date herewith among the Borrower, Guarantors and Secured Party, and any and all amendments, replacements, modifications and supplements thereto (the "Loan Agreement") and all obligations of the Guarantors under each Secured Continuing Corporate Guaranty.

         4. COVENANTS OF GUARANTORS. Until the Liabilities are paid in full, the Borrower and Guarantors agree that they shall:

                  (a) not sell or otherwise dispose of the Collateral except for the sale of inventory in the ordinary course of business and the disposition of obsolete equipment;

                  (b) not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges (collectively, "Liens") on or in any of the Collateral, without Secured Party's consent other than Liens permitted under the Loan Agreement;

                  (c) appear in and defend, at Guarantors' own expense, any action or proceeding which may affect Guarantors' title to or Secured Party's interest in the Collateral;

                  (d) procure or execute and deliver, from time to time, in form and substance satisfactory to Secured Party, any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain or protect Secured Party's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Secured Party may reasonably request to effectuate the intent of this Security Agreement;

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Security Agreement
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                  (e) notify Secured Party in writing at least thirty (30) days prior to any change in Guarantors' name, identity or business structure, or any addition or change to the address of Guarantors specified in the introductory paragraph hereof;

                  (f) keep separate, accurate and complete records of the Collateral and provide Secured Party upon prior notice and during normal business hours with access thereto and to Guarantors' financial records, in each case with the right to make extracts therefrom as set forth in the Loan Agreement;

                  (g) provide Secured Party upon prior notice and during normal business hours with access to the Collateral, and with such other information as Secured Party may reasonably request from time to time;

                  (h) maintain and preserve their existence, and all rights, privileges, franchises and other authority necessary for the conduct of their business; and

                  (i) continue operations in the same form and structure of business as currently conducted, and not merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person, without Secured Party's prior written consent.

         5. AUTHORIZED ACTION BY SECURED PARTY. (a) After the occurrence and during the continuance of any "Event of Default" (as defined below) and while it is continuing, Guarantors hereby irrevocably appoint Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall not incur any liability to the Borrower or any Guarantor or any third party for failure so to do) any act which any Guarantor is obligated by this Security Agreement to do, and to exercise such rights and powers as a Guarantor might exercise with respect to the Collateral, including, without limitation, the right to:

                  (i) collect, by legal proceedings or otherwise, and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

                  (ii) enter into any extension, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

                  (iii) process and preserve the Collateral; and

                  (iv) make any compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral.

                  (b) the Borrower and Guarantors agree to reimburse Secured Party upon demand for any costs and expenses, including reasonable attorneys' fees, Secured Party may incur while acting as Guarantors' attorney-in-fact hereunder, all of which costs and expenses

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Security Agreement
Page 4

are included in the Liabilities secured hereby and are payable upon demand, with interest thereon at the rate then applicable to the obligations of the Borrower to Secured Party pursuant to the terms of the Loan Agreement.

                  (c) It is further agreed and understood among the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; PROVIDED, HOWEVER, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Liabilities or with respect to the Collateral.

                  (d) After the occurrence of an Event of Default, the Borrower and Guarantors agree that Secured Party may at any time send verification requests to any account debtor of the Collateral.

                  (e) If the Borrower's or Guarantors' records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Liabilities are outstanding, the Borrower and Guarantors grant Secured Party the absolute and irrevocable right, with reasonable prior notice to the Borrower and Guarantors, to inspect such records (including the Borrower's and Guarantors' internal work papers), receive duplicate copies of all information furnished to the Borrower and Guarantors and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. The Borrower and Guarantors further agree to promptly notify Secured Party of the name and address of such company, accountant or accounting service and of any change in respect thereof.

                  (f) All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Liabilities are outstanding. Secured Party agrees to be bound by the obligations of confidentiality set forth in the Loan Agreement.

         6. DEFAULT. The occurrence of any of the following events or conditions (herein "Events of Default") shall constitute an Event of Default hereunder:

                  (a) any Event of Default under and as defined in the Loan Agreement;

                  (b) non-payment of any of the Liabilities as and when due and payable to Secured Party after giving of any required notice and expiration of any applicable grace period;

                  (c) any bankruptcy or other insolvency proceeding is commenced by Guarantors, or any such proceeding is commenced against Guarantors or the Borrower and remains undischarged or unstayed for forty-five (45) days; or


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Security Agreement
Page 5

         7. REMEDIES. Upon the occurrence and during the continuation of any Event of Default, Secured Party may, at its option, with prompt subsequent notice but without demand on the Borrower or Guarantors, declare all Liabilities immediately due and payable, and Secured Party shall have all the default rights and remedies of a secured party under Chapter 5 of Division 9 of the California Uniform Commercial Code and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to the Borrower or Guarantors:

                  (a) to the extent permitted by law, to notify any and all obligors and account debtors on the Collateral that the same has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party;

                  (b) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in Secured Party's name or in the name of Guarantors in respect thereof;

                  (c) to enter any premises where any Collateral may be located and to take possession of and remove the Collateral, with or without judicial process;

                  (d) to sell or otherwise dispose of the Collateral or any part thereof, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

                  (e) to remove from any premises where the same may be located, any and all documents, instruments, files and records relating to the Collateral, and Secured Party may, at Guarantors' and the Borrower's expense, use the supplies and space of the Borrower or any Guarantor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon;

                  (f) receive, open and dispose of all mail addressed to Guarantors and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

                  (g) take or bring, in Secured Party's name or in the name of the Borrower or Guarantors, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral;

all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.



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Security Agreement
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         8. APPLICATION OF PROCEEDS OF COLLATERAL. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all reasonable attorneys' fees) of retaking, holding, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Secured Party's discretion. The Borrower shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

         9. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party under any statute or rule of law or any other document, instrument or agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

         10. WAIVER. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. The Borrower and Guarantors waive any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power prior to pursuing the Borrower or Guarantors in respect of the Liabilities.

         11. SETOFF. The Borrower and Guarantors agree that Secured Party may exercise its rights of setoff with respect to the Liabilities in the same manner as if the Liabilities were unsecured.

         12. BINDING UPON SUCCESSORS. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of the Borrower and Guarantors shall bind the representatives, successors and assigns of the Borrower and the Guarantors, respectively.

         13. ENTIRE AGREEMENT; SEVERABILITY. This Security Agreement contains the entire security agreement between Secured Party, the Borrower and Guarantors with respect to the Collateral. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         14. REFERENCES. The captions or titles of the paragraphs of this Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.



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Security Agreement
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         15. CHOICE OF LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code. THE BORROWER AND GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF ALAMEDA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA, AS SECURED PARTY MAY DEEM APPROPRIATE, OR IF REQUIRED, THE MUNICIPAL COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF ALAMEDA IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND THE BORROWER AND GUARANTORS WAIVE ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH IT MAY NOW OR HEREAFTER HAVE IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE BORROWER, GUARANTORS AND SECURED PARTY WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

         16. ATTORNEYS' FEES. If any legal action or proceeding shall be commenced at any time by any party to this Agreement in connection with the interpretation of this Agreement or the enforcement of any rights or remedies hereunder, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

         17. NOTICE. All notices hereunder shall be governed by the provisions of the Loan Agreement.

         18. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]



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Security Agreement
Page 8

SECURED PARTY:

ZENGINE, INC.



By:   /s/ JOE SAVARINO
      -----------------------------------

Name: Joe Savarino

Its:  Chief Executive Officer



                                        BORROWER AND GUARANTORS:
                                        MCSi-CALIFORNIA, INC. (formerly known as
                                        "West Lake Acquisition Corporation")



                                        By:   /s/ IRA H. STANLEY
                                           -------------------------------------
                                           Name: Ira H. Stanley
                                           Its: Vice President

                                        DIGITAL NETWORKS CORPORATION
                                        (formerly known as "Agoura Hills
                                        Corporation")


                                        By:   /s/ IRA H. STANLEY
                                           -------------------------------------
                                           Name: Ira H. Stanley
                                           Its: Vice President


                                        MCSi-TEXAS, INC. (formerly known
                                        as "MCSi-IG-PV, Inc.")


                                        By:   /s/ IRA H. STANLEY
                                           -------------------------------------
                                           Name: Ira H. Stanley
                                           Its: Vice President